Financial instruments fair value disclosures (Tables)	6 Months Ended
Jun. 30, 2020
Disclosure of fair value measurement of liabilities [line items]
Summary of financial liabilities measured at fair value	The Group held the following financial instruments at fair value at 30 June 2020. There are no non-recurring
fair value measurements

Financial liabilities measured at fair value	Fair value measurements using qu oted price s in active markets (Level 1) £’000	Fair value measurements using significant observable inputs (Level 2) £’000	Fair value measurements using significant unobservable inputs (Level 3) £’000
Warrant liabilities (note 9)	—	184	35,573
Deferred consideration	—	—	1,698
Financial liabilities for which fair values are disclosed Bank loan with SVB/Kreos Capital	—	13,254	—

Total	—	13,438	37,271

Summary of financial liabilities

Financial liabilities	At Book Value: Six months to June 30, 2020 Unaudited £’000	Six months to June 30, 2019 Unaudited £’000	Year ended December 31, 2019 Audited £’000	At Fair Value: Six months to June 30, 2020 Unaudited £’000	Six months to June 30, 2019 Unaudited £’000	Year ended December 31, 2019 Audited £’000
Loan Notes	11,565	—	—	13,114

Summary of the Changes in Level 3
The movements for level 3 instruments during the period are detailed in the table below:

	Provision for contingent consideration £’000	Provision for deferred consideration £’000	Warrant £’000
At beginning of period	354	1654	—
Arising during the period	—	44	4,080
Movement during the period	(354)	—	31,493

At end of year/period	—	1,698	35,573

Summary of Changes In Significant Unobservable Inputs Under Valuation Model Used In Level Fair Value Measurement

	Valuation technique	Significant unobservable inputs	Input range (weighted average)	Sensitivity of the input to fair value

Provision for deferred cash consideration	DCF	WACC	2020: 15.3%	1% increase would result in a decrease in fair value by £33,000.

		WACC	2019: 15.3%	1% decrease would result in an increase in fair value by £38,000

		Probability of success	2020: 15.8%–95%	10% increase would result in an increase in fair value by £0.3 million

		Probability of success	2019: 15.8%–95%	10% decrease would result in a decrease in fair value by £0.4 million

Contingent consideration liability	DCF	Ongoing uncertainty in the clinical development of the Navi product. Regulatory approval and commercialisation risks.	Not applicable
Total potential payments future payments relating to the contingent consideration liability on a gross, undiscounted basis are approximately $80.0 million.
Sensitivity of the input to fair value is primarily driven by uncertainty in the clinical development of the Navi product. Future potential payments under the CVR arrangement are contingent on i) future development milestones and ii) future sales of the Navi product, following regulatory approval and commercialisation. In January 2020 the company entered into the licence agreement as detailed in note 4.
Although pursuant to the licence agreement the company is entitled to additional payments of up to $300 million, there is still significant uncertainty that exist in respect of any milestone and royalty payments under the licence agreement.

Warrant Liability related to the PIPE	Black- Scholes model	Expected volatility	2020: 61.5%
Volatility was estimated by reference to the
30-day
historical volatility of the historical share price of the company.

If the volatility is increased to 66%, the carrying value of the warrants as of 30 June 2020 would increase to £37,401,035.